SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 23, 2004
                                                         ---------------



                          AMCAST INDUSTRIAL CORPORATION
             (Exact name of registrant as specified in its charter)



              Ohio                           1-9967                31-0258080
------------------------------- ---------------------------- -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)


7887 Washington Village Drive, Dayton, Ohio                     45459
-------------------------------------------           --------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code          (937) 291-7000
                                                   -----------------------------


                                      Not Applicable
--------------------------------------------------------------------------------
                  (Former name or former address, if changed since last report)

Item 1.01 - Entry into a Material Definitive Agreement

See "Item 2.01 - Completion of Acquisition or Disposition of Assets" for description of material definitive agreement entered into.

Item 2.01 - Completion of Acquisition or Disposition of Assets

On August 23, 2004, Amcast Industrial Corporation ("Amcast" or the "Company") completed the sale of the assets of its Aluminum Components business to Park-Ohio Holdings Corp. (Nasdaq: PKOH). The sale of Aluminum Components includes the operations of the Company's Wapakoneta, Ohio, Richmond, Indiana, and Cedarburg, Wisconsin plants.

The Aluminum Components business produces cast metal products for sale to global original equipment manufacturers and tier-one suppliers in the automotive industry. Products manufactured include aluminum castings for suspension and brake systems for use on automobiles and light trucks.

The Company received $9.5 million for the assets sold, of which $8.8 million was used to reduce the Company's outstanding debt.

There is no material relationship between the Purchaser and the Company or any affiliate, director, officer, or associate of the Company.

A copy of the Purchase Agreement is Exhibit 2.1 to this Report.

Item 9.01 - Financial Statements and Exhibits.

     (a) Inapplicable

     (b) Pro forma Condensed Consolidated Financial Information (Unaudited)

          1) Pro forma condensed consolidated balance sheet of the Company as of May 30, 2004

          2) Pro forma condensed statements of consolidated operations for the nine-month period ended May 30, 2004, and the fiscal year ended August 31, 2003.

     (c) Exhibits. The following exhibits are filed with this report

          2 - Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession.

               2.1 - Asset Purchase Agreement, dated August 23, 2004, by and among Park-Ohio Industries, Inc., GAMCO Components Group LLC, and Amcast Industrial Corporation

          99 - Additional Exhibits

               99.1 - Press Release of Amcast Industrial Corporation, issued August 23, 2004

                          Amcast Industrial Corporation
       Pro Forma Condensed Consolidated Financial Information (Unaudited)

The following  presents unaudited pro forma condensed  financial  information of the Company, as adjusted to give effect to the sale of the assets of its Aluminum Components business (the "Divested Companies"). The financial information for Divested Companies has been derived from the financial statements of the Company. It is intended only for presentation of the Company's pro forma financial information. This data is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations of the Company or Divested Companies had the sale actually been consummated as of such dates. This information is not indicative of the future financial position or results of operations of the Company or Divested Companies.

This report on Form 8-K includes "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 which are subject to change based on various factors and uncertainties that may cause actual results to differ significantly from expectations. As such, all forward-looking statements should be analyzed with the understanding of their inherent uncertainty.

                          Amcast Industrial Corporation
           Pro Forma Condensed Consolidated Balance Sheets (Unaudited)
                               As of May 30, 2004
                                ($ in thousands)



                                                  Flow Control Divestiture (1) (2)         Aluminum Components Divestiture (3) (4)
                                               --------------------------------------      --------------------------------------
                                                                            Amcast            Amcast                     Amcast
                                                                          Industrial        Industrial                 Industrial
                                                 Amcast     Flow Control  Corporation       Corporation  Alum Comp    Corporation
                                                Industrial    Divested   Flow Control      Flow Control   Divested     Alum Comp
                                               Corporation   Companies    Divestiture       Divestiture  Companies    Divestiture
                                                Historical   Historical    Pro Forma         Pro Forma   Historical    Pro Forma
                                               ------------ ------------ ------------      ------------ ------------ ------------
ASSETS

Current Assets
    Cash and cash equivalents                      $ 7,550          $ -      $ 7,550           $ 7,550          $ -      $ 7,550
    Accounts receivable                             43,843       15,133       28,710            28,710       11,826       16,884
    Inventories                                     19,426        8,199       11,227            11,227        2,325        8,902
    Other current assets                             5,548          521        5,027             5,027        1,973        3,054
                                               ------------ ------------ ------------      ------------ ------------ ------------
Total current assets from continuing operations     76,367       23,853       52,514            52,514       16,124       36,390

Assets of discontinued operations                        -            -       54,902            54,902            -      111,506

                                               ------------ ------------ ------------      ------------ ------------ ------------
Total Current Assets                                76,367       23,853      107,416           107,416       16,124      147,896

Property, Plant, and Equipment                     359,968       98,499      261,469           261,469      112,022      149,447
    Less accumulated depreciation                 (233,864)     (67,469)    (166,395)         (166,395)     (71,542)     (94,853)
                                               ------------ ------------ ------------      ------------ ------------ ------------
Net Property, Plant, and Equipment                 126,104       31,030       95,074            95,074       40,480       54,594

Restricted Cash                                      6,000            -        6,000             6,000            -        6,000
Other Assets                                        12,418           19        9,311             9,311            -       15,431

                                               ------------ ------------ ------------      ------------ ------------ ------------
Total Assets                                     $ 220,889     $ 54,902    $ 217,801         $ 217,801     $ 56,604    $ 223,921
                                               ============ ============ ============      ============ ============ ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
    Current portion of long-term debt              $ 1,456          $ -      $ 1,456           $ 1,456          $ -      $ 1,456
    Accounts payable                                26,557        6,442       20,115            20,115        6,031       14,084
    Accrued expenses                                21,766        4,343       17,423            17,423        6,112       11,311
                                               ------------ ------------ ------------      ------------ ------------ ------------
Total current liabilities of continuing operations  49,779       10,785       38,994            38,994       12,143       26,851

Liabilities of discontinued operations                   -            -       13,928            13,928            -       32,702

                                               ------------ ------------ ------------      ------------ ------------ ------------
Total Current Liabilities                           49,779       10,785       52,922            52,922       12,143       59,553

Long-Term Debt (less current portion)              171,208            -      171,208           171,208            -      171,208
Deferred Liabilities                                39,996        3,143       33,765            33,765        6,631       33,254
                                               ------------ ------------ ------------      ------------ ------------ ------------
                                                   211,204        3,143      204,973           204,973        6,631      204,462
Shareholders' Equity
    Common stock                                     9,696            -        9,696             9,696            -        9,696
    Capital in excess of stated value               72,933            -       72,933            72,933            -       72,933
    Accum other comprehensive gains (losses)       (34,195)           -      (34,195)          (34,195)           -      (34,195)
    Retained Earnings                              (84,041)      40,974      (84,041)          (84,041)      37,830      (84,041)
    Treasury Stock                                  (4,487)           -       (4,487)           (4,487)           -       (4,487)
                                               ------------ ------------ ------------      ------------ ------------ ------------
Total Shareholders' Equity                         (40,094)      40,974      (40,094)          (40,094)      37,830      (40,094)

                                               ------------ ------------ ------------      ------------ ------------ ------------
Total Liabilities and Shareholders' Equity       $ 220,889     $ 54,902    $ 217,801         $ 217,801     $ 56,604    $ 223,921
                                               ============ ============ ============      ============ ============ ============

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                          Amcast Industrial Corporation
       Pro Forma Condensed Consolidated Statements of Earnings (Unaudited)
                     For The Nine Months Ended May 30, 2004
                   ($ in thousands, except per share amounts)



                                                    Flow Control Divestiture (1)            Aluminum Components Divestiture (3)
                                              ---------------------------------------     ---------------------------------------
                                                                            Amcast           Amcast                     Amcast
                                                                          Industrial       Industrial                 Industrial
                                                 Amcast    Flow Control   Corporation      Corporation   Alum Comp    Corporation
                                               Industrial    Divested    Flow Control     Flow Control   Divested      Alum Comp
                                               Corporation   Companies    Divestiture      Divestiture   Companies    Divestiture
                                               Historical   Historical     Pro Forma        Pro Forma   Historical     Pro Forma
                                              ------------ ------------  ------------     ------------ ------------  ------------

Net sales                                       $ 318,747     $ 88,742     $ 230,005        $ 230,005     $ 83,617     $ 146,388

Cost of sales                                     280,447       72,687       207,760          207,760       80,104       127,656
                                              ------------ ------------  ------------     ------------ ------------  ------------

Gross Profit                                       38,300       16,055        22,245           22,245        3,513        18,732

Selling, general and administrative expenses       25,468       10,280        15,188           15,188        3,854        11,334
                                              ------------ ------------  ------------     ------------ ------------  ------------

Operating Income (Loss)                            12,832        5,775         7,057            7,057         (341)        7,398

Other (income) expense                                (32)           1           (33)             (33)           -           (33)
Interest expense                                   11,240        2,987         8,253            8,253          783         7,470
                                              ------------ ------------  ------------     ------------ ------------  ------------

Income (Loss) Before Income Taxes,
  Discontinued Operations, and
  Cumulative Effect of Accounting Change            1,624        2,787        (1,163)          (1,163)      (1,124)          (39)

Income taxes (benefit)                                (40)          20           (60)             (60)        (104)           44

                                              ------------ ------------  ------------     ------------ ------------  ------------
Income (Loss) From Continuing Operations          $ 1,664      $ 2,767      $ (1,103)        $ (1,103)    $ (1,020)        $ (83)
                                              ============ ============  ============     ============ ============  ============


Basic earnings (loss) per share - Continuing Operations                      $ (0.12)                                    $ (0.01)
                                                                         ============                                ============

Diluted earnings (loss) per share - Continuing Operations                    $ (0.12)                                    $ (0.01)
                                                                         ============                                ============


Average number of shares outstanding- Basic                                    9,288                                       9,288
                                                                         ============                                ============

Average number of shares outstanding- Diluted                                  9,291                                       9,291
                                                                         ============                                ============

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                          Amcast Industrial Corporation
       Pro Forma Condensed Consolidated Statements of Earnings (Unaudited)
                       For the Year Ended August 31, 2003
                   ($ in thousands, except per share amounts)



                                                    Flow Control Divestiture (1)            Aluminum Components Divestiture (3)
                                              ---------------------------------------     ---------------------------------------
                                                                            Amcast           Amcast                     Amcast
                                                                          Industrial       Industrial                 Industrial
                                                 Amcast    Flow Control   Corporation      Corporation   Alum Comp    Corporation
                                               Industrial    Divested    Flow Control     Flow Control   Divested      Alum Comp
                                               Corporation   Companies    Divestiture      Divestiture   Companies    Divestiture
                                               Historical   Historical     Pro Forma        Pro Forma   Historical     Pro Forma
                                              ------------ ------------  ------------     ------------ ------------  ------------

Net sales                                       $ 423,920     $ 96,241     $ 327,679        $ 327,679    $ 132,485     $ 195,194

Cost of sales                                     373,329       77,157       296,172          296,172      128,431       167,741
                                              ------------ ------------  ------------     ------------ ------------  ------------

Gross Profit                                       50,591       19,084        31,507           31,507        4,054        27,453

Selling, general and administrative expenses       37,320       14,765        22,555           22,555        5,783        16,772
                                              ------------ ------------  ------------     ------------ ------------  ------------

Operating Income (Loss)                            13,271        4,319         8,952            8,952       (1,729)       10,681

Other (income) expense                               (691)          20          (711)            (711)           -          (711)
Interest expense                                   15,142        3,997        11,145           11,145        1,228         9,917
                                              ------------ ------------  ------------     ------------ ------------  ------------

Income (Loss) Before Income Taxes,
  Discontinued Operations, and
  Cumulative Effect of Accounting Change           (1,180)         302        (1,482)          (1,482)      (2,957)        1,475

Income taxes (benefit)                               (482)         180          (662)            (662)      (1,153)          491

                                              ------------ ------------  ------------     ------------ ------------  ------------
Income (Loss) From Continuing Operations           $ (698)       $ 122        $ (820)          $ (820)    $ (1,804)        $ 984
                                              ============ ============  ============     ============ ============  ============


Basic earnings (loss) per share - Continuing Operations                      $ (0.09)                                     $ 0.11
                                                                         ============                                ============

Diluted earnings (loss) per share - Continuing Operations                    $ (0.09)                                     $ 0.11
                                                                         ============                                ============


Average number of shares outstanding- Basic                                    8,948                                       8,948
                                                                         ============                                ============

Average number of shares outstanding- Diluted                                  8,948                                       8,948
                                                                         ============                                ============

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                          Amcast Industrial Corporation
       Pro Forma Condensed Consolidated Financial Information (Unaudited)


   Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

(1) As reported on a Form 8-K filed on August 2, 2004 by Amcast Industrial Corporation ("Amcast"), Amcast sold most of the assets of its Flow Control segment to a U.S. subsidiary of the Dutch group Aalberts Industries N.V. (Amsterdam: AALB) on August 2, 2004. The "Flow Control Divestiture" section of the pro forma consolidated condensed financial statements (unaudited) is presented to give effect for this sale.

(2) Variance of $3,088 between total assets of Amcast Industrial Corporation Historical and Amcast Industrial Corporation Flow Control Divestiture Pro Forma balance sheets is due to the Flow Control Divested Companies share of long-term deferred taxes. The Flow Control Divested Companies share of Amcast's long-term deferred taxes are recorded in deferred liabilities on the Flow Control Divested Companies balance sheet, however this amount is part of a total deferred tax asset, recorded in other assets, on the Amcast Industrial Corporation Historical balance sheet.

(3) The "Aluminum Components Divestiture" section of the pro forma consolidated condensed financial statements (unaudited) is presented to give effect for the sale that is being reported in this 8-K filing, as well as the Company's previous sale of its Flow Control segment described in Note (1).

(4)  Variance of $6,120  between total assets of Amcast  Industrial  Corporation
     Flow Control Divestiture Pro Forma and Amcast Industrial Corporation Aluminum Components Divestiture Pro Forma balance sheets is due to the Aluminum Components Divested Companies share of long-term deferred taxes. The Aluminum Components Divested Companies share of Amcast's long-term deferred taxes are recorded in deferred liabilities on the Aluminum Components Divested Companies balance sheet, however this amount is part of a total deferred tax asset, recorded in other assets, on the Amcast Industrial Corporation Historical balance sheet.

                               S I G N A T U R E S

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AMCAST INDUSTRIAL CORPORATION


Date:  August 27, 2004                      By: /s/ Francis J. Drew
       ---------------                      ------------------------------------
                                                     Francis J. Drew
                                                     Vice President, Finance and
                                                     Chief Financial Officer